Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED
REIMBURSEMENT AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of March 31, 2005, is made by and between THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), each of its subsidiaries party hereto (together with ThermoView, the "Borrowers"), and GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation (variously, "GE Capital" and the "Indemnitor").

RECITALS

          A.     The Borrowers posted, with Westchester Fire Insurance Company as a surety (the "Surety"), a Supersedeas Bond in the amount of $690,000 (the "Appeal Bond") in connection with the appeal in Thermoview Industries, Inc. v. Clemmens, Case No. 2003-CA-1043 (including any subsequent appeals).

B. The Indemnitor agreed to indemnify the Surety for all losses and expenses with respect to the Appeal Bond.

          C.     In consideration for the Indemnitor's agreement to indemnify the Surety in respect of the Appeal Bond, the Indemnitor requested, and the Borrowers agreed, pursuant to that certain Reimbursement Agreement dated as of June 30, 2003 among the parties hereto (the "Original Reimbursement Agreement"), to reimburse the Indemnitor for any payments made by the Indemnitor to the Surety in respect of the Appeal Bond.

          D.     The Borrowers and Indemnitor subsequently amended the Original Reimbursement Agreement by executing that certain Amended and Restated Reimbursement Agreement, dated as of March 17, 2004 (the "Amended Reimbursement Agreement") (the Original Reimbursement Agreement as amended and restated by the Amended Reimbursement Agreement, the "Reimbursement Agreement").

E. The Borrowers have requested certain amendments to the Reimbursement Agreement as more particularly described herein.

          F.     The Indemnitor is willing to amend the Reimbursement Agreement as more particularly described herein and the parties hereto have agreed to amend the Reimbursement Agreement to provide for such amendments on the terms set forth in this Agreement.

          G.     It is the intent of the parties that this Agreement not constitute a novation or waiver of the obligations and liabilities existing under the Reimbursement Agreement, including any obligation or action required to be performed prior to the date hereof, or evidence payment of all or any of such obligations and liabilities, but that this Agreement amend the Reimbursement Agreement. It is also the intent of the parties that all of the obligations of the Borrowers under the Reimbursement Agreement continue in all respects (as amended hereby), with the terms thereof being modified to the extent provided herein and that the liens and security interests as granted under the security agreement securing payment of such obligations are in all respects continuing and in full force and effect and secure the payment of such obligations.

NOW, THEREFORE, in consideration of the foregoing and the undertakings herein set forth and intending to be legally bound, the Borrowers and the Indemnitor hereby agree as follows:

SECTION 1. AMENDMENT TO REIMBURSEMENT AGREEMENT. Effective as of the Effective Date (as defined herein), the Reimbursement Agreement is amended as follows:

By amending and restating Section 2.02 of the Reimbursement Agreement as follows:

"Section 2.02  Establishment of Cash Account. On the first day of each calendar month, the Borrowers shall place cash in an account at Bankers Trust (Account No. 50-265-154) and in the Indemnitor's name (the "Cash Account") in an amount equal to at least (i) $50,000 for each month from (and including) July to December and (ii) $30,000 for each month from (and including) January to June; provided that, as of November 1, 2004, there shall be at least $630,000 available in the Cash Account; provided further that the Borrowers shall not have any further obligation to place cash in the Cash Account upon achieving an available balance of $630,000 in the Cash Account. The Borrowers hereby grant to the Indemnitor a security interest in the Cash Account for the prompt and complete payment and performance when due of all the obligations to the Indemnitor under this Agreement, and the Indemnitor shall retain control (as defined in the Uniform Commercial Code) of all funds therein until satisfaction in full of the Borrower's obligations under this Agreement. The Borrowers agree that any amounts held in the Cash Account may be applied against obligations of the Borrowers under this Agreement as the same shall become due and payable. Upon satisfaction in full of the obligations under this Agreement, any remaining amounts in the Cash Account will be used by the Borrowers to repay the obligations under the terms of that certain Loan Agreement, dated as of August 31, 1998, as amended, restated, supplemented or modified form time to time (the "Loan Agreement"), by and among the Borrowers and the Lenders party thereto, which prepayments shall be made in accordance with the terms of the Loan Agreement and the related notes."

          SECTION 2. CONDITIONS PRECEDENT. The amendment shall be effective as of March 31, 2005 (such date is referred to herein as the "Effective Date") upon full execution and delivery of the following, in each case in form and substance satisfactory to the Lenders:

(a) this Amendment;

(b) the 13th Amendment to Loan Agreement dated as of the date hereof, between the Borrowers and the Lenders (as such terms are defined therein);

(c) Amendment No. 9 to the Securities Purchase Agreement, dated as of the date hereof, between ThermoView and GE Capital; and

          (d)     The Second Amendment to Amended and Restated Series A Promissory Note, the Second Amendments to Amended and Restated Series B Promissory Notes, and the First Amendment to Amended and Restated Series C Promissory Note, in each case issued by the Borrowers to the Lenders (as such terms are defined therein).

SECTION 3. MISCELLANEOUS.

          (a)     Notices. All notices and other communications provided for hereunder shall be sent in accordance with the notice provisions contained in that certain Securities Purchase Agreement, dated as of July 9, 1999, as amended, between Thermoview and the Indemnitor.

          (b)     Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. No Borrower may assign its rights under this Agreement without the prior written consent of the Indemnitor. The Borrowers and the Indemnitor intend that no person other than the parties hereto and their successors and assigns as permitted hereunder shall have any claim or interest under this Agreement or right of action hereon or hereunder.

          (c)     Counterparts. The execution hereof by each party hereto shall constitute a contract between them for the uses and purposes herein set forth, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement.

(d) Amendments. This Agreement may be amended only by an instrument in writing executed and delivered by the Borrowers and the Indemnitor.

          (e)     Complete Agreement. Taken together with the other instruments and documents delivered in compliance herewith, this Agreement is a complete memorandum of the agreement of the Borrowers and the Indemnitor.

          (f)     Consent to Jurisdiction; Venue; Waiver of Jury Trial. The Borrowers hereby irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in any federal or state court located in New York and consent to the non-exclusive jurisdiction of such court in any such suit, action or proceeding, (ii) to the extent allowed by law, waive any objection which they may have to the laying of venue of any such suit, action or proceeding in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Borrowers agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provide by applicable law. THE PARTIES HERETO HEREBY WAIVE THE RIGHT OF TRIAL BY JURY IN ANY ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to its principles of conflicts of law.

          (h)     Further Assurances. The Borrowers will execute and deliver such further instruments and perform such further acts as may be requested by the Indemnitor from time to time to confirm the provisions of this Agreement and/or to confirm the priority and/or perfection of any lien, pledge, assigment or security interest created or intended to be created by this Agreement in any property, rights or interests of the Applicant. The Borrowers agree to pay all reasonable costs of any such acts required to be taken by the borrowers hereunder including without limitation the recording, filing and acknowledging of such documents in such public offices as the Indemnitor may require.

IN WITNESS WHEREOF, the Borrowers and the Indemnitor have caused this Reimbursement Agreement to be duly executed and delivered as of the date first noted above.

GE CAPITAL EQUITY INVESTMENTS, INC.

By:_________________________________
Name:_______________________________
Title:________________________________

THERMOVIEW INDUSTRIES, INC.
AMERICAN HOME DEVELOPERS CO., INC.
FIVE STAR BUILDERS, INC.
KEY HOME CREDIT, INC.
KEY HOME MORTGAGE, INC.
LEINGANG SIDING AND WINDOW, INC.
PRIMAX WINDOW CO.
PRECISION WINDOW MFG., INC.
ROLOX, INC.
TD WINDOWS, INC.
THERMAL LINE WINDOWS, INC.
THERMOVIEW OF MISSOURI, INC.
THERMO-TILT WINDOW COMPANY
THOMAS CONSTRUCTION, INC.
THERMO-SHIELD OF AMERICA (ARIZONA), INC.
THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
THERMO-SHIELD COMPANY, LLC
THERMO-SHIELD OF AMERICA (WISCONSIN), LLC
THERMOVIEW ADVERTISING GROUP, INC.

By: _________________________________
Charles L. Smith, President